UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MACK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2019, Merrimack Pharmaceuticals, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with 14ner Oncology, Inc. (the “Buyer”), pursuant to which the Buyer agreed to purchase assets relating to the Company’s anti-HER3 antibody programs, MM-121 (seribantumab) and MM-111 (the “Transaction”). Under the terms of the Asset Purchase Agreement, the Buyer has agreed to pay to the Company an upfront cash payment of $3.5 million upon the closing of the Transaction, and will also assume certain liabilities with respect to the acquired assets. In addition, pursuant to the Asset Purchase Agreement, the Company will be entitled to receive certain contingent development, regulatory and commercial-based milestone payments as follows: (i) $3.0 million for achievement of the primary endpoint in the first registrational clinical study of either of the transferred products; (ii) up to $16.5 million in total payments for the achievement of various regulatory and reimbursement-based milestones in the United States, Europe and Japan; and (iii) up to $35.0 million in total payments for achieving various cumulative worldwide net sales targets between $100.0 million and $300.0 million for the transferred products.

The Asset Purchase Agreement provides that the Transaction will close on June 24, 2019, effectively contingent upon the completion of an equity financing by the Buyer of at least $20 million prior to closing. The Asset Purchase Agreement includes certain customary covenants, including a covenant requiring the Buyer to use its reasonable best efforts to complete such financing.

Both the Company and the Buyer have agreed to indemnify the other for losses arising from certain breaches of the Asset Purchase Agreement and for certain other potential liabilities, subject to certain limitations. Except in the case of actual and intentional fraud, the Buyer’s sole source of recovery from the Company under these indemnification provisions is the right to set off such damages against any contingent milestone payments that may become due and payable to the Company under the Asset Purchase Agreement and have not yet been paid to the Company.

The Asset Purchase Agreement also contains customary representations and warranties. The assertions embodied in those representations and warranties were made solely for purposes of the Asset Purchase Agreement and may be subject to important qualifications and limitations agreed to by the Company and the Buyer in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and the Buyer rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations and warranties as statements of factual information at the time they were made or otherwise.

The above description of the Asset Purchase Agreement is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On May 23, 2019 and May 29, 2019, the Board of Directors (the “Board”) of the Company committed to a course of action to terminate all of its current employees. This action is expected to be substantially completed by June 28, 2019 and fully completed in July 2019. The determination to proceed with this action was made in the context of the completion of the Company’s review of strategic alternatives as publicly announced by the Company on May 30, 2019.

At this time, the Company is not able to estimate the charges or range of charges that it will incur for one-time termination benefits for employee severance, benefits and related costs in connection with this action. The Company will file an amendment to this Current Report on Form 8-K within four business days after it makes such determination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2019, the Board provided notice to Richard Peters, the Company’s President and Chief Executive Officer, and Jean M. Franchi, the Company’s Chief Financial Officer, that their employment with the Company would be terminated as of June 28, 2019.

Item 7.01. Regulation FD Disclosure.

On May 30, 2019, the Company issued a press release in which it announced the completion of its review of strategic alternatives, plans to issue a special cash dividend and entry into the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of May 28, 2019, by and between Merrimack Pharmaceuticals, Inc. and 14ner Oncology, Inc.

99.1	Press Release issued by Merrimack Pharmaceuticals, Inc., dated May 30, 2019

*	Certain portions of this exhibit are subject to confidential treatment.

Forward Looking Statements

To the extent that statements contained in this Current Report on Form 8-K are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include any statements about the Company’s strategy, future operations, future financial position, future revenues and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, the Company’s forward-looking statements include, among others, statements about cash runway, anticipated achievement, receipt and distribution of milestones or other contingent payments, the likelihood that the asset sale transaction with 14ner Oncology, Inc. closes in a timely manner or at all, and a potential special cash dividend. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, expectations for achievement of contractual milestones, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, the likelihood that the asset sale transaction with 14ner Oncology, Inc. closes in a timely manner or at all and other matters that could affect the availability or commercial potential of the Company’s product candidates. The Company undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2019 and the other reports the Company files with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: May 30, 2019	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
General Counsel